SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                         Date of Report October 8, 1997


                                    DCX, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



Colorado                            0-14273                   84-0868815
--------                            -------                   ----------
(State of                         (Commission                (IRS Employer
incorporation)                    File Number)             Identification No.)



1597 Cole Boulevard, Suite 300B, Golden, CO                       80401
-------------------------------------------                       -----
(Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code (303) 274-2700





              3002 North State Highway 83, Franktown, CO 80116-0569 (Former name or former address, if changed since last report)

Item 2. Acquisiton or Disposition of Assets

On October 8, 1997, DCX, Inc. (the "Company") sold certain of its assets as described below pursuant to an Asset Purchase Agreement executed on October 8, 1997 with DCX-Chol Enterprises, Inc. ("Chol"), a Colorado Corporation, an affiliate of Chol Enterprises, Inc., a California Corporation located in Los Angeles, California, which provided for the purchase of the assets as of September 30, 1997. The assets purchased by Chol include the equipment, inventories of raw materials, work in process and finished goods and contracts related to the Company's business of manufacturing electrical, electronic and electomechanical assemblies and systems, wire harness, cable assemblies and interface test adaptors. Chol is assuming none of the liabilities of the Comapany, whether related to the acquired assets or not, except taht it is assuming the obligation to perform the assigned contracts with the Company's customers and equipment lessors.

The purchase price of $1,100,000 was received at closing subject to certain adjustments, a number of which are not yet determinable. Under the agreement, the Company has leased its Franktown, Colorado facility to Chol and Chol will have an option to purchase the facility and real property for a purchase price of $1.5 million until October 31, 1998 and will have a right of first refusal to match any third party offers thereafter until June 30, 2000.

b. Pro Forma Financial Information

The accompanying unaudited pro forma consolidated financial statements give effect to the acquisition by DCX, Inc. (the "Company" or "DCX") of 100% of the outstanding common stock of PlanGraphics, Inc. ("PlanGraphics") pursuant to the agreement between the two parties to reflect the issuance of 2,631,145 shares of the Company's common stock and are based on the estimates and assumptions set forth herein under the purchase method of accounting. In addition, these pro forma financial statements give effect to the sale of the Company's manufacturing assets pursuant to the agreement between DCX and Chol executed on October 8, 1997 and effective as of September 30, 1997. The unaudited pro forma information has been prepared utilizing the historical financial statements and notes thereto, which are incorporated by reference herein. The unaudited pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements which are incorporated herein by reference from the Form 8-K, dated September 22, 1997.

The pro forma consolidated balance sheet assumes the acquistion and the disposal of assets were both consumated at June 30, 1997. The accompanying unaudited pro forma statement of income has been derived from the statement of income of the Company for the nine month period ended June 30, 1997 and PlanGraphics for the nine month period ended June 30, 1997, and such information has been adjusted to give effect to the acquisition and the sale of the manufacturing assets as if these transactions had occurred as of the beginning of the period presented.




                            DCX, Inc. and Subsidiary

                 Unaudited Pro Forma Consolidated Balance Sheet
                                  June 30, 1997

                                            DCX, Inc.      PlanGraphics    ProForma
                                             Actual          Actual       Adjustments
     ASSETS
Cash and cash equivalents                $    183,447    $     10,016
Accounts receivable                           630,826       2,018,353
Accounts receivable--unearned (WIP)         1,073,019       1,073,019
Inventories                                 1,213,121               0
Prepaid and Other                             272,828         125,945
                                         --------------------------------------------
   Total Current Assets                  $  3,373,241    $  2,154,314             $0

Property and equipment                      1,206,419       2,802,617
Other assets                                   46,310         197,715
Goodwill                                            0         145,561      4,496,842 b,c
                                         --------------------------------------------
TOTAL ASSETS                             $  4,625,970    $  5,300,207     $4,496,842

    LIABILITIES AND
     STOCKHOLDERS' EQUITY
Notes payable                                 907,708       1,109,645
Accounts payable                              888,445         713,500
Accrued expenses and other liabilities        161,961         869,067        400,000 b
Accrued litigation settlement                 521,000               0
Deferred revenues                                   0         156,044
                                         --------------------------------------------
   Total current liabilities             $  2,479,114    $  2,848,256       $400,000

Notes payable                                       0         514,400
Obligations under capital leases                    0       2,068,176
                                         --------------------------------------------
   Total Liabilities                     $  2,479,114    $  5,430,832       $400,000

Stockholders' Equity:
 Preferred stock                                    0               0              0
 Common Stock (NPV)                         5,545,806         434,454      3,564,966 a, d
 Additional paid in capital                   329,384               0              0
 Subscriptions receivable                    (179,000)              0              0
 Accumulated deficit                       (3,549,334)       (565,079)       531,956 d, e
                                         --------------------------------------------
   Total stockholders' equity            $  2,146,856    ($   130,625)    $4,096,842

TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                    $  4,625,970    $  5,300,207     $4,496,842


                                                   3

                                       DCX, Inc. and Subsidiary

                            Unaudited Pro Forma Consolidated Balance Sheet
                                             June 30, 1997

                                           Consolidated        Asset Sale          Post-Sale
                                            Pro-Forma          Adjustments         Pro-Forma
ASSETS

Cash and cash equivalents                                        $784,077  f,k,l  $    977,540
Accounts receivable                        $  2,649,179
Accounts receivable--unearned (WIP)        $          0
Inventories                                                    (1,213,121) g      $          0
Prepaid and Other                          $    398,773

                                          ------------        ------------        ------------
   Total Current Assets                    $  5,527,555      ($ 1,502,063)        $  4,025,492

Property and equipment                                           (164,209) h      $  3,844,827
Other assets                               $    244,025
Goodwill                                      4,496,842 b,c     4,642,403         $  4,642,403

                                          ------------       ------------        ------------
TOTAL ASSETS                               $ 14,423,019      ($ 1,666,272)        $ 12,756,747

    LIABILITIES AND
     STOCKHOLDERS' EQUITY
Notes payable                              $  2,017,353
Accounts payable                                                (464,423) k       $  1,137,522
Accrued expenses and other liabilities        1,431,028          105,000 i        $  1,536,028
Accrued litigation settlement              $    521,000
Deferred revenues                          $    156,044

                                          ------------      ------------          ------------
   Total current liabilities               $  5,727,370     ($   359,423)         $  5,367,947

Notes payable                              $    514,400
Obligations under capital leases           $  2,068,176

                                          ------------     ------------           ------------
   Total Liabilities                       $  8,309,946    ($   359,423)          $  7,950,523

Stockholders' Equity:
 Preferred stock                                      0               0           $          0
 Common Stock (NPV)                           9,545,146               0           $  9,545,146
 Additional paid in capital                     329,384               0           $    329,384
 Subscriptions receivable                      (179,000)              0           ($   179,000)
 Accumulated deficit                         (3,582,457)     (1,306,849)          ($ 4,889,306)

                                          ------------    ------------            ------------
   Total stockholders' equity              $  6,113,073    ($ 1,306,849)          $  4,806,224

TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                      $ 14,423,019    ($ 1,666,272)          $ 12,756,747



                                                               4


                            DCX, Inc. and Subsidiary
              Unaudited Pro Forma Consolidated Statement of Income
                                  June 30, 1997


                                            DCX, Inc.     PlanGraphics
                                           Nine Months     Nine Months       Pro Forma
                                          June 30, 1997   June 30, 1997     Adjustments


Revenue                                   $  3,964,929    $  6,764,206    $          0
Cost of revenue                              3,530,824       2,175,170               0

Gross profit                              $    434,105    $  4,589,036    $          0
General and administrative                     702,705       4,280,089         224,842 e
                                          --------------------------------------------
Income (loss) from operations             ($   268,600)   $    308,947    ($   224,842)
Other income (expense):
Interest expense                          ($   101,622)   ($   314,029)   $          0
Facility lease income                                0               0               0
Miscellaneous                                  415,562               0               0
                                          --------------------------------------------
   Total other income                     $    313,940    ($   314,029)   $          0
                                          --------------------------------------------
Income from continuing operations         $     45,340    ($     5,082)   ($   224,842)
Income from discontinued operations                  0               0               0
Loss on sale of manufacturing assets                 0               0               0
                                          --------------------------------------------
Net income before income taxes
 and extraordinary item                   $     45,340    ($     5,082)   ($   224,842)
Income taxes                                         0          10,130               0
                                          --------------------------------------------
Net income before extraordinary
 item                                     $     45,340    ($    15,212)   ($   224,842)
Extraordinary item: gain on
 extinguishment of debt (net of tax)           267,050               0               0
                                          --------------------------------------------
NET INCOME  ( LOSS)                       $    312,390    ($    15,212)   ($   224,842)
Income (Loss) per share of common stock
from continuing operations
Net Income (Loss) per share  of common
stock

Weighted average number of shares of         4,613,600       7,244,745       7,244,745
common stock outstanding

                                       5




                                       DCX, Inc. and Subsidiary
                        Unaudited Pro Forma Consolidated Statement of Income
                                            June 30, 1997

                                                           Asset Sale
                                         Consolidated      Pro Forma        Post-Sale
                                           Pro Forma       Adjustments      Pro Forma


Revenue                                     10,729,135    ($3,964,929) o     6,764,206
Cost of revenue                              5,705,994     (3,530,824) o     2,175,170

                                         ------------    ------------    ------------
Gross profit                              $  5,023,141    ($   434,105)   $  4,589,036
General and administrative                   5,207,636        (246,176) p    4,961,460
                                          ------------    ------------    ------------
Income (loss) from operations             ($   184,495)   ($   187,929)   ($   372,424)
Other income (expense):
Interest expense                              (415,651)              0        (415,651)
Facility lease income                                0         148,500 l       148,500
Miscellaneous                                  415,562               0         415,562
                                          ------------    ------------    ------------
   Total other income                     ($        89)   $    148,500    $    148,411
                                          ------------    ------------    ------------
Income from continuing operations         ($   184,584)   ($    39,429)   ($   224,013)
Income from discontinued operations                  0         187,929         187,929
Loss on sale of manufacturing assets                 0      (1,455,349) q   (1,455,349)
                                          ------------    ------------    ------------
Net income before income taxes
 and extraordinary item                       (184,584)   ($ 1,306,849)   ($ 1,491,433)
Income taxes                                    10,130               0          10,130
                                          ------------    ------------    ------------
Net income before extraordinary
 item                                     ($   194,714)   ($ 1,306,849)   ($ 1,501,563)
Extraordinary item: gain on
 extinguishment of debt (net of tax)           267,050               0         267,050
                                          ------------    ------------    ------------
NET INCOME  ( LOSS)                             72,336    ($ 1,306,849)   ($ 1,234,513)
Income (Loss) per share of common stock            .01            (.03)           (.31)
from continuing operations
Net Income (Loss) per share of common stock        .07             .01            (.17)

Weighted average number of shares of
common stock outstanding

                                                         6

DCX, Inc. and Subsidiary
Notes to Pro Forma Consolidated Financial Statements:

a. To record the issuance of 2,631,145 shares of DCX, Inc. common stock (NPV) at the agreed upon rate of $1.52 per share.

b.   To record the laibility for PlanGraphics transaction costs.

c.   To record the purchase of PlanGraphics and the related goodwill.

d. To eliminate the capital accounts of PlanGraphics upon consolidation with DCX, Inc.

e.   To record the amortization of goodwill over a 15 year period.

f.   To record sale price of assets of $1.1 million

g.   To record the sale of all inventory and raw materials

h.   To record the value of fixed assets which were sold to Chol

I.   To record transaction costs of approximately $105,000.

j.   To record pro forma rental income of $16,500 per month for facility lease.

k. To record the agreed paydown of vendor payables by DCX, In.c in the amount of $464,423.

l.   Not used.

m.   To record the loss on the disposition of manufacturing assets sold to Chol:

n.   Not used.

o.   To eliminate revenue and cost of sales for discontinued operations

p. To adjust General and Adminsitrative expenses for the portion related to discontinued operations.


(c) Exhibits

2.  Plan of acquisition, reorganization, arrangement, liquidation or succession:

2.1b Asset Purchase Agreement (without schedules) executed October 8, 1997 and effective as of September 30, 1997 between DCX, Inc. (seller) and DCX-Chol Enterprises, Inc. (buyer).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DCX, Inc.
                                          (Registrant)





October 23, 1997                          /S/  Fred Beisser
                                               ---------------------------------
                                                       (Signature)
                                                   Frederick G. Beisser
                                               Secretary, Treasurer &
                                               Vice President - Finance
                                               & Administration

                                       8